UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2009

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33537	20-2903562
(Commission File Number)	(IRS Employer Identification No.)

No. 2, Jing You Road
Kunming National Economy &
Technology Developing District
People’s Republic of China 650217	N/A
(Address of Principal Executive Offices)	(Zip Code)

0086-871-728-2628
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.

As a result of a competitive request for proposal, China Shenghuo Pharmaceutical Holdings, Inc. (the “Company”) decided to change the Company’s independent registered public accounting firm from Hansen, Barnett & Maxwell, P.C. (“HBM”) to Bernstein & Pinchuk LLP (“B&P”), an Independent Member of the BDO Seidman Alliance with offices in New York City, Beijing and Guangzhou. On August 26, 2009, as previously recommended by the Audit Committee and as authorized by the Board of Directors, the Company signed an engagement letter with B&P to serve as the Company’s independent registered public accounting firm and to review the Company’s financial statements for the periods ending September 30, 2009 and audit the Company’s financial statements for the year ending December 31, 2009.

The reports of HBM on the financial statements of the Company for the years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of the separate paragraph in the independent audit report by HBM for the fiscal year ended December 31, 2007 stating:

“As discussed in Note 1, to the accompanying consolidated financial statements, the Company has restated the accompanying 2007 consolidated financial statements.”

The inclusion of this statement in the independent audit report was the result of an internal investigation conducted by the Company as previously disclosed on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 22, 2008 and on Form 8-K/A filed with the Commission on September 12, 2008.

During the Company’s two most recent fiscal years ended December 31, 2008 and 2007 and through the date of the filing of this Form 8-K, there have been no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of HBM would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years and any interim periods. Further, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years preceding the date of this filing.

The Company was not required to file with its annual report on Form10-K for the fiscal year ended December 31, 2008, and has not obtained an attestation report from HBM on its internal controls over financial reporting as of any date through the date of this filing.

During the fiscal years ended December 31, 2008 and 2007 and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with B&P with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided HBM with a copy of the foregoing disclosures on this Form 8-K and requested that HBM furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company has received the requested letter from HBM stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

16.1	Letter from Hansen, Barnett & Maxwell, P.C. to the Securities and
Exchange Commission dated August 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHENGHUO PHARMACEUTICAL
HOLDINGS, INC.

Date: August 26, 2009

By: /s/ Gui Hua Lan
Name: Gui Hua Lan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Hansen, Barnett & Maxwell, P.C. to the Securities and
Exchange Commission dated August 26, 2009.